Fellow Shareholders:

After stellar gains in this year's first quarter, many investors wondered if the markets could get any better. Well, they did.
Despite a few zigs and zags, the markets this period have continued to seemingly move in just one direction: up. And why not? We're in the midst of a great financial spectacle--restrained inflation, declining interest rates, and moderate economic growth--all roughly converging at this extraordinary point in history.

The current bull market is one of the strongest of this century. And while it's been fun to watch, it's been particularly satisfying to have participated...especially in light of such an uncomfortable 1994. Most importantly, those investors who stuck with their investment strategies in the face of last year's extreme volatility have reaped the measurable rewards of long-term investing.

And just as the markets continue to move beyond their traditional boundaries, so do we. Our commitment at IDEX Mutual Funds has always been to provide solid, well-managed investment products, to bring you a "Universe of Opportunity". Our unique strategy--to put our portfolios in the hands of some of the best money managers in the world--led to the introduction last December of four exciting new additions to IDEX II Series Fund--the Aggressive Growth, Capital Appreciation, Equity Income, and Balanced Portfolios. That continuing pursuit of excellence has also brought us this period one of the industry's finest growth stock managers. In June, Scott Schoelzel was officially designated as CoPortfolio Manager, along with Tom Marsico, of IDEX Fund 3.

On the following page, Tom and Scott discuss where they've positioned IDEX Fund 3's assets. We invite you to evaluate their report and review the data, including major equity positions and industry weightings. All of this information is intended to provide insight into what has been one of the industry's finest performances.

And our universe is still expanding. October 1, 1995 marked the introduction of our tenth portfolio of IDEX II Series -- the Tactical Asset Allocation Portfolio, managed by Dean Investment Associates. We are particularly delighted with the experience, perspective, and professionalism Dean will bring to IDEX Mutual Funds. Make sure to talk with your Representative about this outstanding new option.

Of course our "Universe of Opportunity" involves more than just performance; it includes superior service as well. At IDEX, we are constantly striving to provide the kind of service that meets or exceeds expectations. We're proud to say that IDEX has been identified as an "industry leader" in service quality by DALBAR, Inc., an independent consulting firm to the financial services industry. In fact, for 1995, we are ranked by DALBAR among the top 10 of mutual fund complex participants in 11 out of 17 service categories.

In addition, we'll continue to offer you convenient, state-of-the-art services like our "Electronic Bank Link" option. Electronic Bank Link allows you to transfer money directly from your bank account to purchase shares in your IDEX Mutual Fund, or for us to transfer funds upon redemption directly to your bank account. In other words, no more need to mail checks.

Yes, these six months and this year have been historic periods in the financial markets. We're pleased with our outstanding performance. But no matter how gratifying, we must remember that it is only short-term. At the very least, given the extraordinary 1995 stock market rise, it's possible we could see some turbulence soon. But the last two years have been a powerful reminder that the greatest risk to the investor is missing out on the wealth creation that comes from investing for the long-term.

IDEX Mutual Funds are managed not only with long-term results in mind, but long-term relationships as well. We respect your personal task of financial planning and greatly appreciate the opportunity to help.


Sincerely yours,

/s/ John R. Kenney                    /s/ G. John Hurley
------------------                    ------------------
John R. Kenney                        G. John Hurley

U.S. equities have continued to move higher. Market performance has been supported by stable interest rates and low inflation against a background of moderate economic growth. Within this excellent environment for growth stocks, IDEX Fund 3 had a total return of 34.66% for the year ended October 31, 1995. By comparison, the Standard & Poor's 500 Index for the same period advanced 26.30%.

Several key factors have produced these conditions. American industry has become highly efficient and increased its competitive position visa-vis foreign companies. U.S. corporations are generating excess cash and using it more effectively. They are either repurchasing stock, which returns value to shareholders, or focusing on their higher margin businesses, either by spinning off non-core holdings, or merging intelligently to reach critical mass. U.S. fiscal policy has also taken a turn for the better. Both sides of the aisle in Congress are focused on deficit reduction. The real question now is when, where and to what extent spending will be reduced. All of these factors are coming together to create positive synergies in the economy, in the financial markets, and in individual companies.

The focus on efficiency is the major reason technology has led the rally in stocks. Although technology stumbled in September, we're still comfortable with the fundamentals of the sector. It appears we are beginning a new upgrade cycle in the computer, telecommunications, and information processing areas, which is being driven by Intel's Pentium chip and Microsoft's Windows 95. We are also optimistic about health care and financial services.

During the period, our technology and "tech"-related holdings continued to make progress. Although we trimmed or sold some of these positions when they hit fair valuations, we are still enthusiastic about Nokia, the cellular telephone and equipment manufacturer located in Finland, modem manufacturer US Robotics, and semi-conductor maker LSI Logic.

We had good performances from our financial stocks. Citicorp's stock repurchase program and its dominant presence in emerging markets are driving earnings and investor confidence. In the health care and medical sector, Oxford Health Plans continues to gain market share and improve its operating margins and earnings. Credit card processor First Data acquired competitor First Financial Management. Post merger, the company is combining the major credit card transaction processor for banks with the major processor for merchants and create enormous synergies.

After the excellent performance we have seen this year, a certain amount of volatility would not be unexpected. But the current environment of moderate economic growth, low inflation, and stable interest rates provides one of the best conditions investors can expect for growth stocks. IDEX Fund 3 continues to be positioned to take advantage of this environment.

Thomas F. Marsico
IDEX Fund 3 Portfolio Manager

Scott W. Schoelzel
IDEX Fund 3 Portfolio Manager


Performance
A hypothetical $10,000 invested at inception (04/20/87) was worth $30,469 as of 10/31/95.

Average Annual Total Return
                                                  S&P 500
                              IDEX Fund 3         Index***
1 Year Ended
10/31/95                 23.23%*        34.66%**   26.30%
5 Years Ended
10/31/95                 17.89%*        20.00%**   17.20%
Life of the Fund
04/20/87 to 10/31/95     13.86%*        15.13%**   11.80%

* IDEX Fund 3 performance reflects the maximum sales charge of 8.5% and includes dividends and capital gains reinvested. Investment return and principal value will fluctuate; shares when redeemed may be worth more or less than their original cost. Past performance does not guarantee future results.
** Performance does not reflect a sales charge.
***The Standard & Poor's 500 Stock Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses.

Investments By Major Industry as a percentage of Net Assets
                                    October 31, 1995
                              10/31/95         4/30/95
Basic Material                   --             2.5%
Consumer Cyclical              4.5%             8.0%
Consumer Non-Cyclical         13.4%            11.6%
Financial                     14.9%            14.3%
Industrial                     0.3%             1.2%
Technology                    50.6%            47.9%
Short-term securities         16.5%            13.0%

This material must be preceded or accompanied by the Fund's current prospectus which includes information about the sales commissions, objectives, policies and other facts about the Fund.

Top Five Equity Holdings
October 31, 1995

Sun Microsystems, Inc.
  Sun Microsystems is a supplier of high-performance workstations, servers and networking software.
  SunExpress, the aftermarketing company of Sun Microsystems, announced that it will offer the NetscapeTM family of software products. Geared for Internet users, the Netscape product line from Sunsoft supports Solaris users as they publish or conduct secure commerce on the World Wide Web.

First Data Corp.
  First Data provides high-quality, high-volume information processing and related services, including bankcard processing services, payment instrument transactions processing and information management and data processing for the cable industry.
  First Data recently received approval from the FTC and the SEC to acquire First Financial Management Corp., owner of Western Union, the dominant consumer money transfer company in the U.S.

SAP AG Vorzug
  SAP is the world's leading provider of client-server business applications. SAP is a pioneer in the development of integrated software applications, collaborating with business and its executives worldwide to develop software that meets the complex needs of today's global business.
  1995 half-year net profits were up 80% to $100 million, with sales for the half-year rising to $824 million, or 67% over the comparable period last year.

Microsoft Corp.
  Microsoft, founded in 1975, is the worldwide leader in software for personal computers.
  With the recent release of Windows 95, a multi-tasking capable windows operating system, the computer software consumer market went into a frenzy that saw about one million copies sold in just four days. Microsoft recently announced a partnership venture with Paramount Television that will provide Microsoft exclusive original material to show on the Microsoft Network Service.

US Robotics Corp.
  US Robotics designs, manufactures, markets and supports high-performance data communications products and systems targeted to business and professional users worldwide.
  US Robotics sells dial-up modems, network management systems, and data communications software.
  US Robotics recently acquired ISDN Systems Corp. in a $40 million tax free exchange of stock.

October 31, 1995
SCHEDULE OF INVESTMENTS

  Shares   Description                                  Value
 COMMON STOCK  (76.7%)
 Consumer Cyclical   (4.5%)
    Broadcasting   (0.6%)
    32,520 Infinity Broadcasting Corp. Class A *   $   1,056,900

    Clothing   (0.5%)
    20,000 Fila Holding SpA #                            862,500

    Consumer Electronics   (0.2%)
     2,010 Samsung Electronics Company, Ltd. 144A        236,557

    Entertainment   (1.9%)
    54,875 Walt Disney Company                         3,162,172

    Footware   (0.9%)
    25,800 Nike, Inc. Class B                          1,464,150

    Retailers - Specialty   (0.4%)
    27,115 Lowe's Companies, Inc.                        732,105

 Consumer Non-Cyclical   (13.4%)
    Beverages   (3.1%)
    71,100 Coca-Cola Company                           5,110,313

    Food Retailers   (0.2%)
     8,475 Starbucks Corp. *                             332,644

    Health Care   (3.6%)
    10,400 Enterprise Systems, Inc. *                    243,100
    41,250 Oxford Health Plans, Inc. *                 3,227,812
    16,950 Pacificare Health Systems, Inc. Class B *   1,233,112
    23,650 United Healthcare Corp.                     1,256,406
                                                       5,960,430
    Pharmaceuticals   (6.5%)
    35,298 Astra AB A-Free +                           1,298,561
    10,725 Eli Lilly and Company                       1,036,303
    11,825 Johnson & Johnson                             963,737
    77,500 Pfizer, Inc.                                4,446,562
    25,400 SEQUUS Pharmaceuticals, Inc. *                304,800
    54,200 SmithKline Beecham PLC #                    2,811,625
                                                      10,861,588
 Financial   (14.9%)
    Banks   (5.5%)
    35,475 Chemical Banking Corp.                      2,017,641
    51,750 Citicorp                                    3,357,281
    29,800 First Interstate Bancorp                    3,844,200
                                                       9,219,122
    Diversified   (6.7%)
    23,500 Federal Home Loan Mortgage Corp.            1,627,375
    19,035 Federal National Mortgage Association       1,996,296
   109,150 First Data Corp.                            7,217,544
   112,950 Grupo Financiero Inbursa S.A. Class C+        308,554
                                                      11,149,769
    Securities Brokers   (2.7%)
    80,225 Merrill Lynch and Company, Inc.             4,452,488


 Industrial   (0.3%)
    Containers and Packaging
    19,805 Liqui-Box Corp.                               539,686


                                                     IDEX Fund 3

  Shares   Description                                  Value
 Technology   (43.6%)
    Advanced Medical Devices   (1.1%)
    32,475 Medtronic, Inc.                         $   1,875,431

    Biotechnology   (1.6%)
    56,500 Amgen, Inc. *                               2,712,000

    Communications   (13.5%)
    19,875 America Online, Inc. *                      1,590,000
    73,625 Ascend Communications, Inc. *               4,785,625
    48,425 Glenayre Technologies, Inc. *               3,111,306
   195,125 L.M. Ericsson Telephone Company Class B #   4,167,753
    49,325 PictureTel Corp. *                          3,255,450
    61,925 US Robotics Corp.                           5,728,062
                                                      22,638,196
    Computers   (10.5%)
    55,250 Cisco Systems, Inc. *                       4,281,875
    56,475 StrataCom, Inc. *                           3,473,213
   104,400 Sun Microsystems, Inc. *                    8,143,200
    33,700 3COM Corp. *                                1,583,900
                                                      17,482,188
    Diversified   (2.9%)
    70,695 Texas Instruments, Inc.                     4,824,934

    Semiconductors   (2.5%)
    34,375 Altera Corp. *                              2,079,688
    44,375 LSI Logic Corp. *                           2,091,172
                                                       4,170,860
    Software   (11.5%)
    33,775 Broderbund Software, Inc. *                 2,343,141
    35,200 HBO & Company                               2,490,400
    81,525 Informix Corp. *                            2,374,416
    26,400 Intuit, Inc. *                              1,900,800
    63,125 Microsoft Corp. *                           6,312,500
    23,775 Netscape Communications Corp. *             2,092,200
    19,925 PeopleSoft, Inc. *                          1,713,550
                                                      19,227,007
 Total Common Stock (cost $90,067,642)             $ 128,071,040

 NON-CONVERTIBLE PREFERRED STOCK   (7.0%)
 Technology
    Diversified   (2.7%)
    67,575 Nokia AB OY 144A #                          3,767,306
    12,769 Nokia AB OY +                                 730,852
                                                       4,498,158
    Software   (4.3%)
    46,715 SAP AG Vorzug +                             7,149,155
 Total Preferred Stock (cost $6,076,401)              11,647,313






 October 31, 1995
 SCHEDULE OF INVESTMENTS (continued)

 Principal  Description                                  Value

 COMMERCIAL PAPER   (16.5%)
 $5,000,000 Chevron Oil Finance Corp.
              5.720%, 11-6-95                      $   4,996,028
  5,000,000 Federal National Mortgage Association
              5.640%, 11-14-95                         4,989,817
  5,000,000 Ford Motor Credit Company,
              5.720%, 11-2-95                          4,999,205
  5,500,000 General Electric Capital Corp.,
              5.830%, 11-1-95                          5,500,000
  7,000,000 Household Finance Corp.
              5.710%, 11-3-95                          6,997,779
 Total Commercial Paper (cost $27,482,829)            27,482,829


    Total Investments (100.2%) (cost $123,626,872) $ 167,201,182


 UNREALIZED GAIN (LOSS) ON FORWARD
 FOREIGN CURRENCY CONTRACTS (-0.1%) @
  3,707,000 German Deutschemark  11-17-95   Sell         (68,861)
  3,500,000 German Deutschemark  04-11-96   Sell         (31,768)
 Total Unrealized Loss on Forward Foreign
   Currency Contracts                                   (100,629)

    Liabilities in Excess of Other Assets (-0.1%)       (114,647)
    Net Assets  (100.0%)                           $ 166,985,906



                                                     IDEX Fund 3


Notes to Schedule of Investments

+    Foreign securities.

@    Notional amount of forward foreign currency contracts
        denominated in indicated currency.

#    American Depository Receipts or Global Depository Receipts.

*     Presently non-income producing.

   See Note 1 to financial statements for security valuation and other significant accounting policies.

   See Note 5 to financial statements for cost and unrealized appreciation and depreciation of investments for Federal income tax purposes.

October 31, 1995
IDEX Fund 3
STATEMENT OF ASSETS AND LIABILITIES
   All numbers (except per share amounts) in thousands
<Tables>
[S]                                                          [C]
Assets:
   Investment securities, at market value
      (identified cost$123,627)                               $ 167,201

    Cash                                                          1,578
    Receivables
    Investment securities sold                                      931
         Dividends                                                   54
         Shares of beneficial interest sold                          12
         Other                                                        7
          Total assets                                          169,783
Liabilities:
    Accounts payable:
     Investment securities purchased                              2,356
     Shares of beneficial interest redeemed                         226
    Accrued liabilities (Note 2):
     Management and advisory fees                                    39
     Transfer agent fees and expenses                                17
     Forward foreign currency contracts (Notes 4)                   101
         Other                                                       58
          Total liabilities                                       2,797
           Net Assets                                        $  166,986

Net asset value per share
  (net assets divided by shares outstanding):                $    20.03
Add maximum selling commission
  (8.50% of offering price) (1)                                    1.86
Offering price per share:                                    $    21.89

For the year ended October 31, 1995
STATEMENT OF OPERATIONS
All numbers in thousands

Investment Income:
   Dividends (net of foreign withholding taxes of $26)       $    1,139
   Interest                                                         965
                                                                  2,104
Expenses (Note 2):
   Management and advisory  fees                                  1,472
   Transfer agent fees and expenses                                 313
   Custody fees and expenses                                         80
   Trustees fees and expenses                                        25
   Other                                                            108
                                                                  1,998
      Custodian earnings credits                                    (48)
         Net expenses                                             1,950
            Net investment income                                   154
Realized and unrealized gain (loss) on investments
   and foreign currency (Note 1,4):
   Net realized gain on investments                              31,805
   Net realized loss from foreign currency transactions            (435)
      Net realized gain                                          31,370
   Net unrealized appreciation (depreciation) during
    the period on:
      Investments                                                12,793
      Translation of assets and liabilities denominated
        in foreign currency                                        (101)
         Net unrealized appreciation during the period           12,692
            Net gain on investments and foreign currency         44,062
             Net increase in net assets
              resulting from operations                      $   44,216
[/TABLE]

(1) On sales equal to or greater than $25,000 the selling commision is reduced as set forth in the prospectus.

The notes to financial statements are an integral part of these statements.

IDEX Fund 3
STATEMENTS OF CHANGES IN NET ASSETS

All numbers in thousands
                                                      For the year ended
                                                           October 31,
                                                         1995     1994
                                                        -------- -------
Increase (decrease) in net assets from:
   Operations:
      Net investment income                             $   154 $   482
      Net realized gain on investments and foreign
          currency transactions                          31,370   1,621
      Net unrealized appreciation (depreciation)
       during period                                     12,692  (7,023)
         Net increase (decrease) in net assets          ------- --------
             resulting from operations                   44,216  (4,920)
                                                        ------- --------
  Distributions to shareholders:
      From net investment income                           (606)   (385)
      From net realized gains on investments and
         foreign currency transactions                   (1,463) 21,699)
                                                        -------- -------
                                                        (2,069) (22,084)
                                                        -------- -------
Shares of beneficial interest transactions:
      Proceeds from sale of shares                       3,892    6,384
      Shares issued on reinvestment of distributions     2,033   21,779
      Cost of shares repurchased                       (34,762) (48,964)
                                                       -------- --------
         Net decrease from share transactions          (28,837) (20,801)
                                                       -------- --------
            Net increase (decrease) in net assets       13,310  (47,805)

Net Assets:
      Beginning of period                              153,676  201,481
                                                       -------- --------
      End of period                                   $166,986 $153,676
                                                       ======== ========
Net Assets consist of (Note 1):
      Shares of beneficial interest,
       unlimited shares authorized                      92,302  121,139
      Undistributed net investment income                   -       377
      Undistributed net realized gain from
       investments and foreign currency transactions    31,211    1,379
      Net unrealized appreciation of investments and
       on translation of assets and liabilities in
        foreign currencies                              43,473   30,781
                                                      --------- --------
         Total net assets                             $166,986 $153,676
                                                      ========= ========
Shares of beneficial interest:
         Shares sold                                       244      421
         Shares issued on reinvestment of
          distributions                                    144    1,427
         Shares redeemed                                (2,224)  (3,221)
                                                        -------- -------
          Net decrease in shares outstanding            (1,836)  (1,373)
              Shares outstanding at beginning
               of period                                10,172   11,545
                                                        ------- --------
              Shares outstanding at end of period        8,336   10,172
                                                        ======= ========

The notes to financial statements are an integral part of these statements.


IDEX Fund 3
FINANCIAL HIGHLIGHTS

For a share of beneficial interest outstanding throughout each period

                                         For the years ended October 31,
                            1995      1994      1993      1992      1991
Net asset value at
 beginning of period     $15.11    $17.45    $17.32    $18.74    $12.53
Net investment income      0.02      0.06      0.09      0.09      0.13
Net realized and
 unrealized gain (loss)
 on investments and
 foreign currency          5.12     (0.44)     2.54      0.34      6.87
   Total income (loss)
    from investment
    operations             5.14      0.38      2.63      0.43      7.00
Dividends from net
 investment income        (0.07)    (0.04)    (0.09)    (0.08)    (0.20)
Distributions from net
 realized capital gains
 and foreign currency     (0.15)    (1.92)    (2.41)    (1.77)    (0.59)
   Total distributions    (0.22)    (1.96)    (2.50)    (1.85)    (0.79)
Net asset value at
 end of period           $20.03    $15.11    $17.45    $17.32    $18.74

Total return (1)          34.66%    (3.36)%   16.39%     2.62%    58.58%
Net assets at end of
 period (000's)        $166,986  $153,676  $201,481  $196,495  $197,498
Ratio of expenses to
 average net assets (2)    1.36%     1.25%    1.24%     1.22%      1.28%
Ratio of net investment
 income to average
 net assets                0.10%     0.28%    0.52%     0.50%      0.84%
Portfolio turnover
 rate (3)                122.95%    80.92%  123.58%    86.46%    104.97%

(1) Total return has been calculated without deduction of any sales load on an initial purchase.
(2) This rate is calculated by dividing the average value of the Fund's long-term purchases or sales during the period into the lesser of its respective long-term purchases or sales during the period.

IDEX Fund 3
NOTES TO FINANCIAL STATEMENTS
October 31, 1995


NOTE 1.     Organization and Significant Accounting Policies:

IDEX Fund 3 (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is organized as a series fund but currently offers only one series of shares. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
The policies are in conformity with generally accepted accounting principles.

A. Security valuations: Investments of the Fund traded on a national securities exchange and the NASDAQ National Market System are stated at the last reported sales price on the day of valuation; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last quoted bid price. Foreign securities are converted to U.S. dollars using exchange rates at the close of the New York Stock Exchange. Long-term debt securities are valued by a major independent provider of pricing services. Short-term debt securities are valued at amortized cost, which approximates market. Other securities for which quotations are not readily available are valued at fair value, determined in such manner as the sub-adviser, under the supervision of the Board of Trustees, decides in good faith.

IDEX Fund 3
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 1995

NOTE 1.     Organization and Significant Accounting Policies (continued):

B. Security transactions and related investment income: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the specific identification basis and dividend income is recorded on the ex-dividend date for both financial and Federal tax reporting purposes;
interest income is recorded on the accrual basis, including amortization of premium and discount. Original issue discount (as defined in the Internal Revenue Code) and market premium and discount are amortized for both financial and Federal tax reporting purposes over the remaining life of the related bonds.

C. Foreign currency translation: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. The cost of foreign securities is translated at the exchange rate in effect when the investment was acquired. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments. Transaction gains or losses on other assets and liabilities denominated in foreign currencies resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transactions are reported in the Statement of Operations for the current period. Foreign denominated assets and the use of forward contracts may involve risks not typically associated with domestic transactions, including unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets, and the possibility of political or economic instability.

D. Federal taxes: It is the Fund's policy to distribute all of its taxable income and net capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid excise taxes. Accordingly, no provision has been made for Federal taxes.

E. Distributions to shareholders: Dividends and distributions are recorded by the Fund on the ex-dividend date. Income and capital gains distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. Accordingly, permanent book and tax basis differences relating to Fund earnings and shareholder distributions are reclassified as necessary among components of net assets at each fiscal year-end. A reclassification from undistributed realized capital gains to undistributed net investment income of $75,335 has been made for the year ended October 31, 1995.

NOTE 2.     Investment Advisory and Other Payments to/from Affiliates:

Idex Management, Inc. ("IMI") is the Fund's investment adviser; Idex Investor Services,Inc. ("IIS") is the Fund's transfer agent; InterSecurities, Inc. ("ISI") is the Fund's principal underwriter; Janus Capital Corporation ("JCC") is the Fund's sub-adviser; and Investors Fiduciary Trust Company ("IFTC") is the Fund's custodian. IMI is owned equally by AUSA Holding Company ("AUSA") and JCC. ISI and IIS are 100% owned by AUSA. AUSA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation.

IDEX Fund 3
NOTES TO FINANCIAL STATEMENTS (continued)
October 31, 1995

NOTE 2.     Investment Advisory and Other Payments to/from Affiliates
(continued):

Under the terms of the Management and Investment Advisory Agreement, the Fund pays management fees to IMI at the annual rate of 1.00% of average daily net assets. Also, the Fund will be reimbursed by IMI to the extent that certain operating expenses exceed the lesser of 1.50% of average daily net assets or any limitation imposed by the most restrictive state law. No such reimbursements were required for the period.
The Fund pays IIS a monthly fee of $1.185 per open account plus $2.48 for each new account opened. Under an agreement with the Fund's custodian, Custody fees and expenses are reduced by credits granted by the custodian from any temporarily uninvested cash. The benefit of the Custodian earnings credits of $47,622 is not reflected in Custody fees and expenses per the Statement of Operations. The Fund was advised that ISI received $205,149 and retained $35,819 in underwriter commissions for the year ended October 31, 1995.

NOTE 3.     Investment Transactions:

The cost of securities purchased and proceeds from securities sold (excluding non-U.S. Government short-term securities) for the year ended October 31, 1995 were as follows:

Non-U.S. Government Purchases                             $160,485,313
Non-U.S. Government Sales                                  216,875,031
U.S. Government Purchases                                   36,922,750
U.S. Government Sales                                       37,000,000

NOTE 4.   Forward Currency Contracts:

Forward foreign currency contracts are contracts for delayed delivery of financialinterests in which the seller agrees to make delivery at a specified future date of aspecified financial instrument, at a specified price or yield. Risks arise fromchanges inthe market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

Forward foreign currency contracts are valued at the forward rate, and are marked to market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

NOTE 5.     Information for Federal Income Tax Purposes:

For the year ended October 31, 1995, the Fund realized net capital gains of $31,208,362. These gains will be distributed to shareholders in December 1995. At October 31, 1995, the cost of investment securities was $123,679,870 and net unrealized appreciation of investments aggregated $43,521,312, of which $43,804,531 related to appreciated securities and $283,219 related to depreciated securities.

IDEX Fund 3
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and Shareholders of IDEX Fund 3:


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of IDEX Fund 3 (the "Fund") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
Kansas City, Missouri
December 13, 1995



IDEX FUND 3
SUPPLEMENTAL FEDERAL INCOME TAX INFORMATION
October 31, 1995
(unaudited)

The following per-share dividend information for the year ended October 31, 1995 is being provided according to notice requirements under Internal Revenue Code section 852; however, use form 1099-DIV information to prepare income tax returns. The tax status of dividends paid will be reported to recipients on form 1099-DIV for non-qualifying dividends after the close of the applicable calendar year. Shareholders are advised to consult their tax advisor concernoing tax treatment of dividends and distributions paid by the Fund.

  FOR INDIVIDUALS

   Record              Ordinary  Long-term
    Date      Total     Income   Capital Gain

  12-22-94    $0.1857    $0.0390    $0.1467
   6-13-95     0.0300     0.0300     0.0000
              -------     ------     ------
              $0.2157    $0.0690    $0.1467
              =======     ======     ======

 FOR CORPORATIONS

   Record                           Non-     Long-term
    Date      Total   Qualifying Qualifying Capital Gain
  12-22-94    $0.1857    $0.0194    $0.0196     $0.1467
   6-13-95     0.0300     0.0149     0.0151      0.0000
               ------     ------     ------      ------
              $1.2941    $0.6471    $0.4748     $0.1467
              =======     ======     ======      ======





 Corporate Deductions:     Under Federal tax law, the amounts reportable as
qualifying dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.


IDEX Fund 3
TRUSTEES
Peter R. Brown
Largo, Florida
Chairman of the Board,
Peter Brown Construction Company

James L. Churchill
Hilton Head, South Carolina
Retired; former President of the Avionics Group of Rockwell
 International Corporation

Charles C. Harris
Belleair, Florida
Retired; former Senior Vice President Western Reserve Life Assurance Co. of Ohio

G. John Hurley
Largo, Florida
President and Chief Executive Officer of the Fund;
President and Chief Executive Officer of InterSecurities, Inc.

John R. Kenney
Largo, Florida
Chairman of the Board of the Fund;
Chairman of the Board of InterSecurities, Inc.

William W. Short, Jr.
Largo, Florida
Chairman, Southern Apparel Corporation and S.A.C. Distributors

Jack E. Zimmerman
Dayton, Ohio
Retired; former Director, Regional Marketing, Martin Marietta Corporation

TRANSFER AGENT
Idex Investor Services, Inc.
P.O. Box 9015
Clearwater, Florida  34618-9015

OFFICERS
John R. Kenney
Chairman of the Board

G. John Hurley
President and Chief Executive Officer

Thomas R. Moriarty
Senior Vice President

William H. Geiger
Vice President and Assistant Secretary

Leslie E. Martin III
Vice President - Marketing

Becky A. Ferrell
Vice President, Counsel and Secretary

Christopher G. Roetzer
Assistant Vice President and Principal Accounting Officer

Richard B. Franz II
Treasurer

Our corporate offices
are located at:
201 Highland Avenue
Largo, Florida  34640

CUSTOMER SERVICE
(800) 851-9777
Hours: 8 a.m. to 7 p.m. Eastern time IDEX ASSIST LINE
(800) 421-IDEX (4339)
24-hour automated account information INVESTMENT ADVISER
Idex Management, Inc.
201 Highland Avenue
Largo, Florida  34640

SUB-ADVISER
Janus Capital Corporation
100 Fillmore Street, Suite 300
Denver, Colorado 80206

PRINCIPAL
UNDERWRITER
InterSecurities, Inc.
201 Highland Avenue
Largo, Florida 34640

CUSTODIAN
Investors Fiduciary Trust Company Kansas City, Missouri  64105
Send all correspondence to the Transfer Agent

INDEPENDENT
ACCOUNTANTS
Price Waterhouse LLP
1055 Broadway
Kansas City, Missouri  64105

If you receive duplicate mailings because you have more than one account in IDEX Fund or in the IDEX II Series Fund, at the same household, you may wish to save your Fund money by consolidating your accounts by address. Please call IDEX Customer Service at (800) 851-9777.